Accounts Receivable, Net	12 Months Ended
Dec. 31, 2025
Accounts Receivable, Net [Abstract]
Accounts receivable, net

Note 5 — Accounts receivable, net

Accounts receivable, net, consists of the following:

	As of December 31,
	2025	2024

Accounts receivable	$22,567,000	$28,715,543
Less: Allowance for credit losses	(8,422,902)	(11,434,431)
Accounts receivable, net	$14,144,098	$17,281,112

Unbilled accounts receivable included in accounts receivable above amounted to $8,472,637 and $11,973,816 as of December 31, 2025 and 2024, respectively. The unbilled accounts receivables as of December 31, 2025 are expected to be billed within one year and collected over one year. The billed accounts receivable is expected to be collected within one year.

As of April 10, 2026, approximately $0.8 million (or 3.8%) of total accounts receivable as of December 31, 2025 was collected. It represented 3.5% of billed accounts receivable balance and 4.2% of unbilled accounts receivable balance as of December 31, 2025, respectively.

Movement of allowance for credit losses is as follows:

	As of December 31,
	2025	2024	2023

Beginning balance	$11,434,431	$7,133,370	$7,080,677
Provision for credit losses	(2,353,710)	4,625,042	256,834
Written-off	(201,621)	(131,158)	(6,214)
Decrease from disposal of subsidiaries	(690,021)	-	-
Foreign currency translation adjustments	233,823	(192,823)	(197,927)
Ending balance	$8,422,902	$11,434,431	$7,133,370